                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement, dated October 29, 2003, is entered into as of the dates indicated on Exhibit "A" between AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust, and Tax-Free Investments Trust (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to October 29, 2003 and entered into as of the effective dates indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc. (now known as AIM International Mutual Funds), AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (now known as Tax-Free Investments Trust), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

      1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

      2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

      Unless a Company, by vote of its Board of Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

      IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date indicated on Exhibit "A".

                                        AIM EQUITY FUNDS
                                        AIM FLOATING RATE FUND
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SELECT REAL ESTATE INCOME FUND
                                        AIM SUMMIT FUND
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST

                                        By:___________________________________

                                        Title:________________________________

                                        A I M ADVISORS, INC.

                                        By:___________________________________

                                        Title:________________________________

                                                       As revised March 31, 2006
                                   EXHIBIT "A"

                                AIM EQUITY FUNDS

FUND                                     EFFECTIVE DATE            COMMITTED UNTIL*
----                                    ----------------           ----------------
AIM Aggressive Growth Fund               June 21, 2000
AIM Blue Chip Fund                       June 21, 2000
AIM Capital Development Fund             June 21, 2000
AIM Charter Fund                         June 21, 2000
AIM Constellation Fund                   June 21, 2000
AIM Diversified Dividend Fund          December 28, 2001
AIM Large Cap Basic Value Fund           June 21, 2000
AIM Large Cap Growth Fund                June 21, 2000
AIM Mid Cap Growth Fund                  June 21, 2000
AIM Select Basic Value Fund             August 29, 2002
AIM Weingarten Fund                      June 21, 2000

                             AIM FLOATING RATE FUND

FUND                                      EFFECTIVE DATE            COMMITTED UNTIL*
----                                     ----------------           ---------------
AIM Floating Rate Fund                   September 1, 2001

                                 AIM FUNDS GROUP

FUND                                       EFFECTIVE DATE            COMMITTED UNTIL*
----                                     ------------------          ---------------
AIM Basic Balanced Fund                  September 28, 2001
AIM European Small Company Fund            August 30, 2000
AIM Global Value Fund                     December 27, 2000
AIM International Small Company Fund       August 30, 2000
AIM Mid Cap Basic Value Fund              December 27, 2001
AIM Premier Equity Fund                     June 1, 2000
AIM Select Equity Fund                      June 1, 2000
AIM Small Cap Equity Fund                  August 30, 2000

                                AIM GROWTH SERIES

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                     --------------------         ----------------
AIM Basic Value Fund                         June 5, 2000
AIM Global Equity Fund**                   September 1, 2001
AIM Mid Cap Core Equity Fund               September 1, 2001
AIM Small Cap Growth Fund                 September 11, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund

** Effective November 4, 2003, AIM Global Trends Fund, formerly a series of AIM Series Trust, was restructured as a series of AIM Growth Series. Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund.

                                                       As revised March 31, 2006

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                                  EFFECTIVE DATE             COMMITTED UNTIL*
----                                                 -----------------           ----------------
AIM Asia Pacific Growth Fund                           June 21, 2000
AIM European Growth Fund                               June 21, 2000
AIM Global Aggressive Growth Fund                      June 21, 2000
AIM Global Growth Fund                                 June 21, 2000
AIM International Growth Fund                          June 21, 2000
AIM International Core Equity Fund***                November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                                  EFFECTIVE DATE             COMMITTED UNTIL*
----                                                 -----------------           ---------------
AIM China Fund                                        March 31, 2006
AIM Developing Markets Fund                          September 1, 2001
AIM Enhanced Short Bond Fund                          March 31, 2006
AIM Global Health Care Fund                          September 1, 2001
AIM International Bond Fund                           March 31, 2006
AIM Japan Fund                                        March 31, 2006
AIM Trimark Endeavor Fund                            November 4, 2003
AIM Trimark Fund                                     November 4, 2003
AIM Trimark Small Companies Fund                     November 4, 2003

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                  EFFECTIVE DATE              COMMITTED UNTIL*
----                                                 -----------------            ---------------
AIM Global Real Estate Fund                           April 29, 2005
AIM High Yield Fund                                    June 1, 2000
AIM Income Fund                                        June 1, 2000
AIM Intermediate Government Fund                       June 1, 2000
AIM Limited Maturity Treasury Fund                     June 1, 2000
AIM Money Market Fund                                  June 1, 2000
AIM Municipal Bond Fund                                June 1, 2000
AIM Real Estate Fund****                            September 11, 2000
AIM Short Term Bond Fund                              August 29, 2002
AIM Total Return Bond Fund                           December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                                  EFFECTIVE DATE              COMMITTED UNTIL*
----                                                 -----------------            ---------------
AIM Select Real Estate Income Fund                     May 31, 2002

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

*** Effective November 25, 2003, INVESCO International Core Equity Fund, formerly a series of AIM International Funds, Inc. II, was redomesticated as a series of AIM International Mutual Funds.

**** Effective October 29, 2003, AIM Real Estate Fund, formerly a series of AIM Advisor Funds, was restructured as a series of AIM Investment Securities Funds.

                                                       As revised March 31, 2006

                                 AIM SUMMIT FUND

FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                      ------------------          ----------------
AIM Summit Fund                             July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                      ------------------          ----------------
AIM High Income Municipal Fund              June 1, 2000
AIM Tax-Exempt Cash Fund                    June 1, 2000
AIM Tax-Free Intermediate Fund              June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                       EFFECTIVE DATE             COMMITTED UNTIL*
----                                      ------------------          ----------------
AIM V.I. Aggressive Growth Fund              May 1, 2000
AIM V.I. Basic Balanced Fund                 May 1, 2000
AIM V.I. Basic Value Fund                 September 10, 2001
AIM V.I. Blue Chip Fund                      May 1, 2000
AIM V.I. Capital Appreciation Fund           May 1, 2000
AIM V.I. Capital Development Fund            May 1, 2000
AIM V.I. Core Equity Fund                    May 1, 2000
AIM V.I. Demographic Trends Fund             May 1, 2000
AIM V.I. Diversified Income Fund             May 1, 2000
AIM V.I. Government Securities Fund          May 1, 2000
AIM V.I. Growth Fund                         May 1, 2000
AIM V.I. High Yield Fund                     May 1, 2000
AIM V.I. International Growth Fund           May 1, 2000
AIM V.I. Large Cap Growth Fund            September 1, 2003
AIM V.I. Mid Cap Core Equity Fund         September 10, 2001
AIM V.I. Money Market Fund                   May 1, 2000
AIM V.I. Premier Equity Fund                 May 1, 2000
AIM V.I. Real Estate Fund                  April 30, 2004
AIM V.I. Small Cap Equity Fund            September 1, 2003

                                           SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE            COMMITTED UNTIL*
----                                      ------------------         ----------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Treasury Portfolio                          June 1, 2000
Liquid Assets Portfolio*****                June 1, 2000
STIC Prime Portfolio*****                   June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

***** Effective November 24, 2003, Liquid Assets and STIC Prime Portfolios, formerly series of Short-Term Investments Co., were restructured as series of Short-Term Investments Trust.

                                                       As revised March 31, 2006

                           TAX-FREE INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE           COMMITTED UNTIL*
----                                        --------------           ----------------
Tax-Free Cash Reserve Portfolio******       June 1, 2000

* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

****** Effective November 4, 2003, Tax-Free Cash Reserve Portfolio, formerly a series of Tax-Free Investments Co., was restructured as a series of Tax-Free Investments Trust.